UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On July 24, 2018, Limoneira Company, a Delaware corporation (the “Company”) and Oxnard Lemon Associates, Ltd., a California limited partnership (“Seller”), entered into an Asset Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, on July 26, 2018 (the “Initial Closing Date”), the Company acquired certain “hard assets” of Seller, including a packinghouse and related land owned by Seller (the “Property”), for a purchase price of $24.75 million (the “Initial Acquisition”). Pursuant to the Purchase Agreement, the closing on the purchase and sale of the “soft assets” of Seller, including Seller’s tradenames, trademarks and copyrights, shall take place on or prior to October 31, 2018 (the “Final Closing Date”), at which point an additional $250,000 in purchase price shall be paid to Seller by the Company. The aggregate purchase price for the “hard assets” and the “soft assets” provided in the Purchase Agreement is $25 million.

Additionally, the Purchase Agreement provides that Seller shall lease back the “hard assets” from the Company until the Final Closing Date, pursuant to a lease to be executed on the Initial Closing Date. Prior to the Final Closing Date, Seller is required to use its best efforts to arrange for the removal, by sale or otherwise, all of its growers' fruit from the Property. The Purchase Agreement otherwise contains customary representations, warranties, covenants and agreements of the parties.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

On July 26, 2018, the Company issued a press release announcing its entry into the Purchase Agreement, the Initial Acquisition and its restated guidance in light of the Initial Acquisition, a copy of which is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Asset Purchase Agreement, dated July 24, 2018, by and between Limoneira Company and Oxnard Lemon Associates, Ltd.

99.1	Limoneira press release dated July 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2018	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary